UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): June 10, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No. 5     Press release dated 10 June, 2004 - Holding(s) in Company

The company has received the following announcement:

    Fidelity Investments
    Mail: One Federal Street E14B
    Boston, MA 02109-3614
    Office: 82 Devonshire Street
    Boston, MA02109

    June 9, 2004

Marconi Corporation Plc
34 Grosvenor Square
London W1K 2HD
United Kingdom

Fax: 011-44-20-7493 1974

ATTN: Company Secretary

Dear Sirs,

            Enclosed are amended notifications of disclosable interests under the U.K. Companies Act 1985. Please note that while this information details the disclosable interest of more than one entity, the enclosed disclosure constitutes separate notifications of interest which have been combined solely for purposes of clarify and efficiency. It is not intended to indicate that any of these entities act as a group or in concert with respect to these interests.

            These disclosures are made in the interest of conformity with the Companies Act. The Interest detailed herein were acquired solely for investment purposes. For disclosure purposes, holdings should be represented as FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited
(FIL) and its direct and indirect subsidiaries, both being non-beneficial holders.

If you have any questions please contact Julie Finocchio at (617) 563-7883 or by Fax at (617) 476-0363.

Kindest regards

Julie Finocchio
Compliance Specialist



Amendment #18

NOTIFICATIONS UNDER SECTION1 98 TO 202 - U.K. COMPANIES ACT

1.         Company in which shares are held:        Marconi Corporation Plc

2.         Notifiable Interest: Ordinary Shares

(a)        FMR Corp.
           82 Devonshire Square
           Boston, MA 02109

            Parent holding company of Fidelity Management and Research Company (FMRCO), investment manager for US mutual funds. (See Schedule A for listing of Registered Shareholders and their holdings)

(b)        Fidelity International Limited (FIL)
           P.O. Box HM 670
           Hamilton HMCX, Bermuda


          Parent holding company for various direct and indirect subsidiaries, including Fidelity Investment Services Ltd. (FISL) and Fidelity Pension Management (FPM), investment managers for various non-US investment companies and institutional clients. (See Schedule A for listing of Registered Shareholders and their holdings.)

3.         The notifiable interests also comprise the notifiable interest of:

                        Mr. Edward C Johnson 3d
                        82 Devonshire Street
                        Boston, MA 02109


A principal shareholder of FMR Corp. and Fidelity International Limited

4. The notifiable interests include interest held on behalf of authorized unit trust schemes in the U.K., notwithstanding the exemption from reporting pursuant to Section 209 (1)(h) of the Companies Act 1985.

5. These notifications of disclosable interests constitute separate notifications of interest in the shares and are combined solely for the purposes of clarify and efficiency. Nothing herein should be taken to indicate the FMR Corp. and its direct and indirect subsidiaries, Fidelity International Limited and its direct and indirect subsidiaries or Mr. Edward C. Johnson 3d act as a group or in concert in respect of the disclosed interests, or that they are required to submit these notifications on a joint basis.

6. The disclosable interests arise under section 208(4)(b) of the Act, namely where a person, not being the registered holder, is entitled to exercise a right conferred by the holding of the shares or to control the exercise of such rights, or under section 203 of the Act respectively.

     By Eric D Roiter
     Senior V.P. & General Counsel - FMR Co.
     Duly authorised under Powers of Attorney
     Dated December 30, 1997, by and on behalf of FMR Corp. and its direct and indirect subsidiaries, and Fidelity International
     Limited and its direct and indirect
     subsidiaries


Schedule A                         Amendment #18
Security: Marconi Corporation Plc


          Ordinary Shares    Shares Held  Management Company   Nominee/Registered Name

                                  46,918         FMRCO         JP Morgan Chase
                                  92,349         FMRCO         State Street Bank & Trust Company
                                 624,368         FMRCO         Chase Nominees Limited
                               9,413,208         FMRCO         HSBC
                                  60,026         FMRCO         State Street Nominees Limited
                                 283,165         FMRCO         Citibank
                               1,000,000         FMRCO         Brown Brothers Harriman
                                  44,330         FMTC          Sumitomo T&B
                                   7,700         FMTC          JP Morgan Chase
                                   5,874         FMTC          Mellon Bank
                               4,538,105         FISL          Chase Manhattan Bank London
                                 170,000         FISL          Chase Nominees Ltd
                                  37,164         FISL          Clydesdale Bank (Head Office) Nominees Limited
                                 204,804          FPM          Chase Nominees Ltd
                                 280,933          FPM          HSBC Client Holdings Nominee (UK) Limited
                                 227,149          FIL          Northern Trust
                                 344,622          FIL          Deutsche Bank
                                 258,391          FIL          Chase Manhattan Bank London
                                 134,800          FIL          HSBC
                                 206,600          FIL          Bank of New York London
                                   7,395          FIL          State Street Bank & Trust
                                  78,874          FIL          Brown Brothers Harriman

                               Total ordinary shares                          18,066,775

                               Current ownership percentage:                       9.03%

                               Shares in issue:                              200,000,000

                               Change in holdings since last filing:           +225,562
                                                                         ordinary shares


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: June 10 2004